      As filed with the Securities and Exchange Commission on June 7, 1999.
                                                        Registration No. 333-
                                                                         -------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933
                               ------------------

                        PREMIER RESEARCH WORLDWIDE, LTD.
               (Exact name of issuer as specified in its charter)

        Delaware                                        22-3264604
(State of incorporation)                    (I.R.S. Employer Identification No.)

                  30 South 17th Street, Philadelphia, PA 19103
                    (Address of Principal Executive Offices)

                          ----------------------------
                        PREMIER RESEARCH WORLDWIDE, LTD.
                             1996 STOCK OPTION PLAN
                            (Full title of the plan)
                          ----------------------------

                           JOEL MORGANROTH, M.D., CEO
                        PREMIER RESEARCH WORLDWIDE, LTD.
                              30 South 17th Street
                             Philadelphia, PA 19103
                                 (215) 972-0420
            (Name, address and telephone number of agent for service)

                                   Copies to:
                             James H. Carll, Esquire
                                Archer & Greiner
                              One Centennial Square
                              Haddonfield, NJ 08033
                                 (609) 795-2121
                          -----------------------------

                         CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------------------------------
                                                                Proposed               Proposed
Title of                                                        maximum                maximum
Securities                                                      offering               aggregate            Amount of
to be                               Amount to be                price per              offering             Registration
Registered                          Registered(1)               share(2)               price                Fee
---------------------------------------------------------------------------------------------------------------------------
Common Shares
Par value $.01 per share            600,000 shares              $6.75                  $4,050,000           $1,113.75
---------------------------------------------------------------------------------------------------------------------------

(1) Pursuant to Rule 416(a), this Registration Statement includes such additional shares of Common Stock as may be issuable by virtue of the anti-dilution provisions of the 1996 Stock Option Plan.

(2) Estimated pursuant to Rule 457 solely for the purpose of calculating the registration fee, based upon the average of the high and low sale prices reported on the NASDAQ National Market System on June 1, 1999.

      Approximate date of commencement of proposed sale to public: As soon as practicable after the Registration Statement becomes effective. These securities are being registered pursuant to Rule 415.

         This Registration Statement on Form S-8 is being filed to register, pursuant to the Securities Act of 1933, as amended, 600,000 additional shares of the Common Stock of Premier Research Worldwide, Ltd., a Delaware corporation (the "Company"), issuable pursuant to the Premier Research Worldwide, Ltd. 1996 Stock Option Plan. The contents of Registration Statement on Form S-8, File No. 333-26471, previously filed by the Company with the Securities and Exchange Commission, are incorporated by reference in this Registration Statement and made a part hereof.

                                     PART II


               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 8.  Exhibits.

         The following Exhibits are filed with this Registration Statement or, as indicated, incorporated by reference:

         Exhibit No.         Description
         -----------         -----------
             4.1             Premier Research Worldwide, Ltd. 1996 Stock
                             Option Plan (incorporated by reference to Exhibit
                             10.7 to the Registration Statement on Form S-1,
                             File No. 333-17001).

             4.2             Amendment No. 1 to 1996 Stock Option Plan

             5 Opinion of Archer & Greiner, P.C. as to legality of securities to be registered

             23.1 Consent of Archer & Greiner, P.C., included in their opinion as Exhibit 5

             23.2            Consent of Arthur Andersen LLP

             24              Power of Attorney (contained on signature page)


                           [INTENTIONALLY LEFT BLANK]

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, and the Commonwealth of Pennsylvania on this twenty-fifth day of May, 1999.


                                       PREMIER RESEARCH INTERNATIONAL, LTD.


                                       By: /s/ Joel Morganroth
                                           -------------------------------------
                                               Joel Morganroth, M.D.,
                                               Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Each person whose signature to this Registration Statement appears below hereby appoints Joel Morganroth, M.D., Fred Powell and James H. Carll, and each of them, any one of whom may act without the joinder of the others, as his attorney-in-fact to sign on his behalf individually and in the capacity stated below and to file all amendments and post-effective amendments to this Registration Statement, and any and all instruments or documents filed as a part of or in connection with this Registration Statement or the amendments thereto, and such attorney-in-fact may make such changes and additions to this Registration Statement as he may deem necessary or appropriate.


Signature                          Capacity                          Date

/s/ Joel Morganroth        Chief Executive Officer and            May 25, 1999
---------------------      Director
Joel Morganroth, M.D.      (Principal executive officer)


/s/ Fred Powell            Vice President - Chief Financial       May 25, 1999
---------------------      Officer
Fred Powell                (Principal financial and
                           accounting officer)



/s/  John Aglialoro        Chairman of the Board                  May 25, 1999
---------------------      and Director
John Aglialoro

/s/ Joan Carter                     Director                      May 25, 1999
----------------------------
Joan Carter

/s/ Arthur Hull Hayes, Jr.,         Director                      May 25, 1999
----------------------------
Arthur Hull Hayes, Jr., M.D.

/s/ Arthur W. Hicks, Jr.            Director                      May 25, 1999
----------------------------
Arthur W. Hicks, Jr.

/s/ Charles L. Jacobson             Director                      May 25, 1999
----------------------------
Charles L. Jacobson, M.D.

/s/ Jerry Lee                       Director                      May 25, 1999
----------------------------
Jerry Lee

/s/ Philip J. Whitcome              Director                      May 25, 1999
----------------------------
Philip J. Whitcome, Ph.D.

____________________________        Director                      May 25, 1999
Connie Woodburn

                                  EXHIBIT INDEX



Exhibit No.               Description                                   Page No.
-----------               -----------                                   --------

   4.2             Amendment No. 1 to 1996
                   Stock Option Plan

   5               Opinion of Archer & Greiner, P.C.
                   as to legality of securities to be registered
                   (with consent included)

  23.2             Consent of Arthur Andersen LLP